SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2008

Cape Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-146178	26-1294270
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

225 North Main Street, Cape May Court House, New Jersey	08210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 465-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01.	Other Events.

On January 9, 2008, Cape Bancorp, Inc. (the “Company”) commenced a syndicated community offering in connection with the Company’s initial public offering, the mutual to stock conversion of Cape Savings Bank, and the acquisition by the Company of Boardwalk Bancorp, Inc., the holding company of Boardwalk Bank.

A copy of the syndicated community offering presentation is attached as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
99	Syndicated Community Offering Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPE BANCORP, INC.

DATE: January 9, 2008	By:	/s/ Herbert L. Hornsby, Jr.
Herbert L. Hornsby, Jr.
President and Chief Executive Officer

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